UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 10, 2019

Newmont Mining Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Nevada Agreement

On March 10, 2019, Newmont Mining Corporation (“Newmont” or the “Company”) entered into an implementation agreement with Barrick Gold Corporation (“Barrick”) to establish a joint venture that will combine Newmont and Barrick’s respective Nevada operations (the “Nevada agreement”). Pursuant to the terms of the Nevada agreement, Barrick will hold an economic interest equal to 61.5 percent and Newmont will hold a 38.5 percent economic interest. Barrick will operate the joint venture with overall management responsibility and will be subject to the supervision and direction of the joint venture’s board of directors, which will be comprised of three directors appointed by Barrick and two directors appointed by Newmont. Newmont and Barrick will have an equal number of representatives on the joint venture’s advisory committees, including its advisory technical, finance and exploration committees. Decisions of the board of directors will be determined by majority vote, with the directors appointed by each company having voting power in proportion to such company’s economic interests in the joint venture. Newmont will support and oversee the joint venture through its participation on the advisory technical, finance and exploration committees and board of directors of the joint venture. Establishment of the joint venture is subject to regulatory approval, and is expected to be completed in the coming months.

The Nevada agreement contains customary representations, warranties and covenants. The Nevada agreement may be terminated by mutual written agreement of Newmont and Barrick and either Newmont or Barrick if, among other things, (i) the closing has not occurred on or prior to March 10, 2020, as may be extended pursuant to the Nevada agreement (the “outside date”), except that the right to terminate will not be available to a party whose failure to fulfill any of its covenants or obligations or breach of any of its representations and warranties under the Nevada agreement has been the cause of, or resulted in, the failure of the closing to occur by the outside date; or (ii) any applicable law or a governmental authority having jurisdiction has issued any order permanently restraining or enjoining or otherwise prohibiting the transactions contemplated by the Nevada agreement.

In connection with entering into the Nevada agreement, Newmont entered into a mutual two-year standstill agreement with Barrick (the “standstill agreement”). Accordingly, Barrick withdrew its previously announced acquisition proposal for an all-stock acquisition of Newmont and the notice of intent received from a Barrick subsidiary to propose stockholder business at the 2019 annual meeting of stockholders of Newmont. The standstill agreement will terminate two years from the date the joint venture is consummated, or sooner under certain circumstances involving the termination of the Nevada agreement.

The foregoing summary of the Nevada agreement and the transactions contemplated thereby does not purport to be a complete description of all the parties’ rights and obligations under the Nevada agreement and is qualified in its entirety by reference to the Nevada agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Nevada agreement has been included as an exhibit hereto solely to provide investors and securityholders with information regarding its terms. It is not intended to be a source of financial, business or operational information about Newmont, Barrick or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Nevada agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Nevada agreement, are subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Nevada agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors and securityholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Newmont or Barrick or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Nevada agreement, which subsequent information may or may not be fully reflected in Newmont’s public reports. The Nevada agreement should not be read alone, but should instead be read in conjunction with the other information regarding Newmont and Barrick that is or will be contained in, or incorporated by reference into, the documents that Newmont files or has filed with the Securities and Exchange Commission (the “SEC”).

Item 7.01. Regulation FD Disclosure.

On March 11, 2019, Newmont issued a press release that includes, among other matters, information related to the Nevada agreement. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Additionally, on March 11, 2019, Newmont posted on the “Investor Relations” section of Newmont’s website, www.newmont.com, a joint investor presentation by Newmont and Barrick that includes, among other matters, information related to the Nevada agreement.  A copy of the joint investor presentation posted by Newmont is furnished as Exhibit 99.2 hereto and is incorporated into this Item 7.01 by reference.

The information, including Exhibits 99.1 and 99.2 attached hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise stated in such filings. Similarly, the information on Newmont’s website shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual events to differ materially from future events expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this Current Report on Form 8-K may include, without limitation, expectations regarding the Nevada joint venture between Newmont and Barrick, including expectations regarding closing of the joint venture, value accretion, joint venture synergies and the benefits thereof. Such statements are intended to present events and results based upon the parties’ agreed upon terms, but a definitive joint venture agreement will not be forthcoming until later in the year. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in Nevada being consistent with its current expectations; (iv) certain exchange rate assumptions for the Canadian dollar to the U.S. dollar; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; (viii) satisfying the conditions to implementation of the Nevada joint venture between Barrick and Newmont, including obtaining regulatory approvals, and (ix) other planning assumptions. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the risk associated with the closing of the Nevada joint venture transaction and ability to achieve the anticipated synergies and value-creation contemplated by the proposed Nevada joint venture transaction; unanticipated difficulties or expenditures relating to the transactions, the response of business partners and retention as a result of the announcement and pendency of the transactions; potential volatility in the price of Newmont common stock due to the proposed transactions; and the diversion of management time on transaction-related issues. For a more detailed discussion of risks and other factors that might impact future looking statements, see Newmont’s 2018 Annual Report on Form 10-K, filed with the SEC as well as Newmont’s other SEC filings, available on the SEC website or www.newmont.com. Newmont does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1*	Implementation Agreement, dated as of March 10, 2019, between Barrick Gold Corporation and Newmont Mining Corporation.

99.1	Press release, dated March 11, 2019.

99.2	Joint investor presentation, dated March 11, 2019.

*                 Certain schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally any omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Mining Corporation

Date: March 12, 2019	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary